Exhibit 99.2

1 Note: Considered adding a 5th pillar of growth “Operational Excellence” where we highlight improvements to cash flow and margin, but think it will be better to include in a supplement or presentation later in the year J.P. Morgan 43rd Annual Healthcare Conference January 13, 2024 Presenters: Albert DaCosta (CEO & Chairman) Chadi Chahine (CFO and EVP of Supply Chain Operations)

2 Copyright ©2024 Paragon 28. All rights reserved. Forward Looking Statements Except for the historical information contained herein, the matters set forth in this presentation are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Paragon 28’s potential to shape a better future for foot and ankle patients; its estimated net revenue for full year 2024; that Paragon 28 has substantial runway to drive future growth; that Paragon 28 has substantial opportunity for further geographic expansion; that Paragon 28 is positioned well for market leadership in the next 5 to 10 years; our goals of achieving EBITDA profitability in 2025 and Free Cash Flow positive late in 2025; that by pushing growth across all facets of the business, the sales team will continue to drive robust growth; that there is the potential to ramp U.S. producing rep count to 400 - 500; that there is substantial runway for further orthopedic and podiatric surgeon penetration; and that Paragon 28 will outpace the segment and differentiate itself with ongoing strategic investments augmented with operational excellence and efficiency across all functions to drive growth and profitability. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are only predictions based on our current expectations, estimates, and assumptions and are subject to risks and uncertainties, some of which we are not currently aware. Forward‐looking statements should not be read as a guarantee of future performance or results and may not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward‐looking statements are based on Paragon 28’s current expectations and inherently involve significant risks and uncertainties. Actual results, including the financial results for net revenue for the quarter and full fiscal year ended December 31, 2024, and the timing of events could differ materially from those anticipated in such forward‐looking statements as a result of these risks and uncertainties. These risks and uncertainties are described more fully in the section titled “Risk Factors” in Paragon 28’s filings with the Securities and Exchange Commission (the “SEC”), including Paragon 28’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, filed with the SEC on August 8, 2024 and its Quarterly Reports on Form 10-Q, as updated periodically with the Company's other filings with the SEC. These forward-looking statements are made as of the date of this presentation, January 13, 2025, and Paragon 28 assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law.

3 Copyright ©2024 Paragon 28. All rights reserved. Non-GAAP Financial Measures This presentation includes financial measures that were not prepared in accordance with GAAP. Our non-GAAP financial measures include adjusted EBITDA, adjusted EBITDA margin, adjusted revenue growth and free cash flow. Definitions, explanations, and reconciliations to the most comparable GAAP financial measures can be found in the Appendix. In addition to our results and measures of performance determined in accordance with U.S. GAAP presented in this presentation, we believe that certain non-GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans and making strategic decisions. Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes. We define Adjusted EBITDA as earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, employee stock purchase plan expense, non-recurring expenses and certain other non-cash expenses. We believe that Adjusted EBITDA, together with a reconciliation to net income, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these potential limitations include: • other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures; • although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements; • Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilutive impact of stock-based compensation; and • Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur. Free Cash Flow is an additional key performance measure that our management uses to assess our financial performance and liquidity. We define Free Cash Flow as net cash provided by operating activities less capital expenditures. The Company’s capital expenditures include amounts related to purchases of property and equipment. Additionally, management believes Free Cash Flow is helpful in assessing our operational efficiency and the effectiveness of our capital expenditures, and that monitoring Free Cash Flow can help us manage financial risk. In addition, management believes Free Cash Flow provides meaningful incremental information to investors to consider when evaluating the performance of the Company. Additionally, we report revenue growth on a constant-currency basis in order to facilitate period-to-period comparisons of results without regard to the impact of fluctuating foreign currency exchange rates. The term foreign currency exchange rates refers to the exchange rates used to translate the company's operating results for all countries where the functional currency is not the U.S. dollar into U.S. dollars. Because we are a global company, foreign currency exchange rates used for translation may have a significant effect on our reported results. References to revenue growth on a constant-currency basis means without the impact of foreign currency exchange rate fluctuations. The company believes disclosure of constant-currency revenue growth rates is helpful to investors because it facilitates period-to-period comparisons. However, constant-currency revenue growth rates are non-GAAP financial measures and are not meant to be considered as an alternative or substitute for comparable measures prepared in accordance with GAAP. Constant-currency growth has no standardized meaning prescribed by GAAP and should be read in conjunction with the our consolidated financial statements prepared in accordance with GAAP. We calculate constant-currency growth rates by translating local currency amounts in the current period at actual foreign exchange rates for the prior period. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial measures.

4 Copyright ©2024 Paragon 28. All rights reserved. Paragon 28’s Mission paragon: a model of excellence or perfection twentyeight: number of bones in the human foot; a perfect number 34 >100 Joints Tendons, muscles and ligaments Our mission: To continuously improve the outcomes and experiences of patients suffering from foot and ankle conditions.

5 Copyright ©2024 Paragon 28. All rights reserved. Paragon 28 Key Highlights $5.2B Foot & Ankle Segment Growing rapidly (7% CAGR) and largely underdeveloped with opportunity for expansion Exclusive Foot & Ankle Focus P28 is the only company solely dedicated to defining the Foot & Ankle segment Comprehensive Solutions P28 has launched >80 product systems and has over 20 active projects in development Enabling Technologies Unique offerings designed to improve patient outcomes and transform the Foot & Ankle segment Compelling Financials Consistent and diversified sales growth with pathway to strong profitability

6 Copyright ©2024 Paragon 28. All rights reserved. • $255.9M - $256.2M 2024 Preliminary Net Revenue ~18.3% YoY revenue growth at the mid-point(1) • $71.5M - $71.8M 4Q24 Preliminary Net Revenue 18.3% YoY revenue growth at the mid-point(1) • ~500+ global employees(2) • >80 product systems launched since 2010 • 20+ active projects in development • 284 producing U.S. sales reps (+11% YoY) (2) • 2,244 active surgeon customers (+9% YoY)(2) • 21 international countries (~18%(2) of global sales) • $89M of liquidity (Incl. $39M cash & equivalents)(2) Paragon 28 Business Update Paragon 28 by the Numbers Key Recent Highlights • Continued success in operational efficiency strategy targeted at optimizing the organizational structure, minimizing costs and preserving cash without compromising revenue growth opportunities • Expanding base of producing sales reps while continuing to penetrate existing accounts with new product launches • 13 product launches in 2024 in large, high growth segments with 2 in 4Q2024 • Phantom Fibula Nail System designed to offer surgeons a less invasive option for treating ankle fractures • APEX 3D Short Stem Tibia total ankle replacement system allows treatment for those with complex anatomy (1) On January 13th, 2025, the Company pre-announced preliminary, unaudited 2024 full year net revenue of $255.9 to $256.2 Million and fourth quarter 2024 net revenue of $71.5 to $71.8 Million. (2) Data as of September 30, 2024.

7 Copyright ©2024 Paragon 28. All rights reserved. $5.2 Billion $6.9 Billion 2024 2029 The Global Foot & Ankle Segment Global Foot & Ankle Segment(1) Diversified Across 6 Major Sub-Segments(2) (1) Source: iData Research and Company estimates. Approximately 55% of global segment sales is U.S. (2) Source: Company filings, SmartTrak, and management estimates. (3) Management estimates. Fast Growing Segment with Several Key Differentiators ✓ Highly complex anatomy ✓ Increasing surgeon specialization ✓ Generally more active and younger patient populations ✓ Significant opportunity for innovation to drive improved outcomes ✓ Well over 100 indications with variety of causes (activity-based, trauma, genetic predisposition, etc.) • ~2,400 orthopedic surgeons that specialize in foot and ankle • ~9,000 surgical podiatrists(3) • ~2,300 pediatric and trauma surgeons that treat foot and ankle Large ~13,700 U.S. Foot & Ankle Surgeon Base F&A Segment 2024 - 2028 CAGR Forefoot 9.8% Fracture Fixation 4.8% Flatfoot / PCFD 3.3% Ankle 9.2% Charcot 3.8% Biologics 6.4% P28’s portfolio is highly diversified and represented in all sub-segments Forefoot 35% Fracture Fixation 29% Flatfoot 11% Ankle 8% Charcot 4% Biologics 13% 2024 F&A Segment Composition

P28 has Substantial Runway to Drive Future Growth

Massive opportunity for growth and segment expansion in U.S and international regions

Estimated 2024 Global F&A Segment Share[1]


Paragon 28
5%
Single Product / Other
~30%
Large Diversified Players
~65%

Key themes today:

- **Top 3 players each hold 10%+ of the global segment** and a larger proportion of the U.S. segment
- **Paragon 28 sales growth has outpaced the overall segment by 2 – 3x** since IPO

Implications for the future:

- **At ~7% and ~1% share** in the U.S. and International segments, respectively, **Paragon 28 has substantial opportunity** for further geographic expansion
- Paragon 28 is a driving force in **expanding the Foot & Ankle segment** with innovation

P28 is positioned well for segment leadership in the next 5 to 10 years

(1) Source: Company filings, SmartTrak, and management estimates.

Copyright ©2024 Paragon 28. All rights reserved.

8

9 Copyright ©2024 Paragon 28. All rights reserved. Top Strategic Priorities Goals & Objective Advance Differentiated Solutions and Innovation Expand U.S. Sales Channels, Increase Access, Rep / Surgeon Base and Productivity Focus Internationally, Strengthen Grow Presence In Core Markets Drive Operational Execution and Financial Performance Our Strategy Deliver differentiated solutions, rapidly expand U.S. and international sales channels, and commit to operational excellence and profitability to achieve sustainable, balanced growth Launch new products on time and budget Execute new product go to market effectively Drive adoption of Smart 28 platform / modules Expand geographic footprint Drive growth in key markets Focus on education Expand and strengthen position in core markets Enter Japanese market Deliver operating leverage Effectively manage cash and optimize capital structure Our Strategic Priorities and Objectives 1 2 3 4

Commitment to Research and Learning

Unique ecosystem enables P28 to drive clinically focused innovation and develop solutions for addressing today's unmet needs

Research and Learning Drives Paragon 28's Innovation

29 *University and hospital research partners*

~50 *Journal publications & scientific meetings*

20+ *P28 product white papers & case studies*

60+ *Algorithm-oriented clinical studies (Bonelogic)*

Investments In Research and Learning



250-Person Auditorium | Englewood, CO HQ


OEC

40-Station Cadaveric Lab | Englewood, CO HQ


Exclusively foot & ankle
Paragon 28
P28

Two 6-station Mobile Labs

10

Copyright ©2024 Paragon 28. All rights reserved.

11 Copyright ©2024 Paragon 28. All rights reserved. Balanced Product Innovation and Strong Launch Cadence 2010 - 2016 2017 - 2020 2021 - 2023 Forefoot Segment Fracture Fixation Flatfoot / PCFD Ankle Charcot Biologics Total Annual Average 6 6 5 2 2 4 10 9 4 6 5 3 4 2 1 8 2 4 2024 Launched and Planned 25 3.6 37 9.3 21 7.0 Note: Excludes simple line extensions. Includes products launched and on limited release as of 06/30/24. Some products span multiple segments. Balanced Product Introductions 4 4 1 3 1 - 13 13 Substantial high impact launches in 2024 in high growth areas aligned well aligned with favorable procedures: ✓ Enabling Technology ✓ MIS ✓ Soft-Tissue ✓ Forefoot ✓ Complex TAR ✓ Novel Instrumentation 20+ Active Projects 50+ Future Potential Projects 1

12 Copyright ©2024 Paragon 28. All rights reserved. 2024 Launches Present Significant Long-term Upside Thirteen Product Launches in 2024 January 5, 2024: Grappler® Knotless Anchor System + Ti Anchors January 30, 2024: FJ2000 Power Console and Burr System February 1, 2024: PRECISION® MIS Bunion System January 5, 2024: Bridgeline Adaptive Tape January 26, 2024: Mister Tendon Harvester System March 28, 2024: Grappler® R3INFORCE Extraosseous Repair System Q1 Q2 and Q3 August 2024: SMART Bun-Yo-Matic℠ Pilot (1st Pre-op Module) August 2024: Full Launch of Bun-Yo-Matic Lapidus Clamp September 2024: APEX 3D Right Angle Drill September 2024: R3FLEX Stabilization System August 2024: BONOBO Ball Joint Strut (Monkey Rings Line Extension) Phantom Fibular Nail APEX 3D S Stemmed Tibia Q4 Products Highlighted on following pages 1

First Smart 28 Planning Module: Smart Bun-Yo-Matic Case Management and Workflow

Bringing unique patient solutions to life with powerful planning combined with precise instrumentation

1 Surgeon accesses the Smart 28 Case Management Portal

SMART28[SM]
CASE MANAGEMENT PORTAL

2 Select Smart Bun-Yo-Matic CT or X-Ray program


SMART Bun-Yo-Matic™ CT
SMART Bun-Yo-Matic™ X-Ray

3 Upload the medical images (CT or X-rays)



4 Leveraging AI-enabled algorithms, the program rapidly characterizes anatomy and calculates a patient specific surgical plan


IMA
Case in Progress
1st MT Rotation

5 Results are displayed for the surgeon to review and adjust as needed



Measurement	Pre-Op	Change	Target
IMA	13.0°	-3.6°	9.4°
1st MT Rotation	-3.7°	6.0°	2.3°

6 The surgical plan is seamlessly compiled into a report for interoperative use


SMART28

7 Surgeon precisely achieves the planned correction using the Bun-Yo-Matic guide


SMART BUN-YO-MATIC

"The ability to 3D plan your Hallux Valgus correction is crucial… Even more revolutionary is the capability to apply, control, and achieve the planned correction with the use of the Jig."

Dr. Cesar de Cesar Netto, surgeon designer and first user of the Smart Bun-Yo-Matic



13

Copyright ©2024 Paragon 28. All rights reserved.

14 Copyright ©2024 Paragon 28. All rights reserved. 1 Smart Bun-Yo-Matic Lapidus Clamp System

15 Copyright ©2024 Paragon 28. All rights reserved. 1 R3FLEX Stabilization System

16 Copyright ©2024 Paragon 28. All rights reserved. 1 Phantom® Fibula Nail System R3FLEX Stabilization System shown on prior page

17 Copyright ©2024 Paragon 28. All rights reserved. APEX 3D S Stemmed Tibia and Right Angle Drill 1 APEX 3D S Stemmed Tibia APEX 3D Right Angle Drill

18 Copyright ©2024 Paragon 28. All rights reserved. Precision® MIS Bunion System 1

19 Copyright ©2024 Paragon 28. All rights reserved. 1 FJ2000 Power Console and Burr System

20 Copyright ©2024 Paragon 28. All rights reserved. New Product Introductions Own entire procedure Rep Additions More Breadth & Experience New Surgeon Customers Accelerate Customer base Rep & Surgeon Productivity More P28 usage across all cases By Pushing Growth Across All Facets of the Business, the Sales Team Will Continue to Drive Robust Growth 18.3% 2024 Growth(1) Contracting & Accounts Drive accessibility Multiple Shots on Goal to Drive Growth (1) Reported growth based on midpoint of $255.9 - $256.2M 2024 Preliminary Net Revenue. 2

2 Strong U.S. Commercial Execution

P28s sales team consists of clinically adept individuals that have developed highly collaborative relationships with surgeons

Top U.S. Commercial Priorities

Sales Force Expansion

Sales Force Productivity

284[1]
U.S. producing sales reps +11% YoY

~90%
Salesforce exclusivity

Key Opportunities:

- ~50% of U.S. segments unrepresented today
- Potential to ramp U.S. Producing Rep count to 400 - 500
- Pull through of new product launches and further penetration with existing accounts

Expansion of Surgeon Customer Base

Increase Surgeon Utilization

2,244[1]
P28 active surgeon base +9% YoY

>3,500
Surgeons trained in person in the last 12 months

~84%[2]
Remaining runway of potential U.S. surgeon customers

Key Opportunities:

- Substantial runway for further orthopedic and podiatric surgeon penetration
  - Green field opportunity with F&A pediatric and trauma surgeons
- Increase existing surgeon utilization

(1) As of Q3 2024
(2) Percentage of 13,700 total foot and ankle surgeon customers in the U.S.

Copyright ©2024 Paragon 28. All rights reserved.

21

22 Copyright ©2024 Paragon 28. All rights reserved. P28’s International Presence International Presence & Development International Strategy Key International Details and Statistics, as of September 30, 2024(1) 1 2 Expand and strengthen position in core markets 3 New product introductions Continued investment in medical education and training Enter Japanese market Building the infrastructure for long term, profitable growth $32.5M International YTD Net Revenue as of Q3 2024 ~18% of Q3 2024 Global Net Revenue (Up from 15.4% in Q3 2023) +35.3% Reported YoY Growth in Q3 2024 2016 P28 began selling internationally 21(1) International Countries with 7 office locations Mixed 4 Direct 8 National sales agencies 9 Stocking distributors P28’s Current International Presence (1) As of September 30, 2024. 3 4

23 Copyright ©2024 Paragon 28. All rights reserved. 4 Consistent Growth Well Above 2x the F&A Segment $130.1 $158.1 $183.5 $17.3 $23.3 $32.9 $147.5 $181.4 $216.4 $255.9 - $256.2 2021 2022 2023 2024 U.S. Net Revenue International Net Revenue Global Net Revenue Key Commentary • Balanced growth across all F&A subsegments since 2021 IPO, driven by innovative product portfolio and dedicated sales force • Global revenue growth over >2x the overall F&A segment rate every quarter since IPO • Continued commercial momentum – Rep and Surgeon customer additions augmented by increased productivity driven by product launch cadence • Focus on delivering sustainable, balanced growth Paragon 28 has delivered consistent, balanced growth Global 32.9% 23.0% 19.3% 18.2% - 18.4% U.S. 29.4% 21.5% 16.1% -- International 66.3% 34.2% 41.3% -- # Reported YoY Growth 20.2% CAGR(1) (1) Calculated using reported net revenue and Midpoint of 2024 Preliminary Net Revenue range

24 Copyright ©2024 Paragon 28. All rights reserved. 4 Improving Operational Efficiency Substantial operating leverage in 3Q24 Gross Margin Operating Expense / % of Revenue Adjusted EBITDA(1) / % Margin ($2.7) ($5.4) ($2.8) ($1.9) ($7.7) ($3.0) $0.4 (5.3%) (10.5%) (5.3%) (3.1%) (12.6%) (4.9%) 0.7% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 3Q24 Key Commentary • Targeting ~75%+ Gross Margin • 969 and 500 basis point improvements in operating expenses as a percentage of revenue in 3Q24 versus 3Q23 and 2Q24, respectively • Delivered Adjusted EBITDA profit in the third quarter for the first time since the Company’s October 2021 IPO 80.3% 77.3% 77.4% 69.9% 77.3% 75.0% 74.1% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 $50.9 $51.5 $51.4 $56.4 $62.4 $56.5 $54.6 97.8% 101.0% 97.3% 93.0% 102.1% 92.6% 87.6% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, for reconciliations to the most directly comparable GAAP measure, Net Income, refer to financial statements from each corresponding period. See non-GAAP financial measures disclosure on page 3. FY2023: 76.0% 2024 YTD: 75.5%

4 Free Cash Flow Improvement

Delivered meaningful free cash flow improvement while effectively managing inventory and working capital

	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24
Free Cash Flow[1]	($21.6)	($27.2)	($20.7)	($21.2)	($16.8)	($13.9)	($6.3)
Net Inventory / DIOH – Inventories, net	$68.2	$81.5	$89.1	$90.0	$94.6	$96.4	$96.4
DIOH	609	642	683	452	624	577	545
Accounts Receivable / DSO – Acounts Receivable, net	$37.3	$34.3	$33.6	$37.4	$39.7	$36.7	$35.8
DSO	65	61	58	56	59	55	52
Accounts Payable / DPO – Accounts Payable, net	$20.5	$29.7	$27.4	$21.7	$29.2	$23.1	$20.7
DPO	183	234	210	109	193	138	117

3Q24 Key Commentary

- Operational efficiency and profitable adjusted EBITDA[1] resulting in Free Cash Flow[1] improvement in 3Q24 by 69.5% compared to 3Q23 and 54.7% sequentially compared to 2Q24
- Continued management of inventory driving improved DIOH
- Faster collection cycles resulting in reduced DSO and allowing for faster vendor payments

(1) Free Cash Flow is a non-GAAP measures, for reconciliations to the most directly comparable GAAP measure, Cash Flow From Operations, refer to financial statements from each corresponding period. See non-GAAP financial measures disclosure on page 3.

Copyright ©2024 Paragon 28. All rights reserved.

25

26 Copyright ©2024 Paragon 28. All rights reserved. Top Strategic Priorities Goals & Objective Advance Differentiated Solutions and Innovation Expand U.S. Sales Channels, Increase Access, Rep / Surgeon Base and Productivity Focus Internationally, Strengthen Grow Presence In Core Markets Drive Operational Execution and Financial Performance Our Strategy Deliver differentiated solutions, rapidly expand U.S. and international sales channels, and commit to operational excellence and profitability to achieve sustainable, balanced growth Launch new products on time and budget Execute new product go to market effectively Drive adoption of Smart 28 platform / modules Expand geographic footprint Drive growth in key markets Focus on education Expand and strengthen position in core markets Enter Japanese market Deliver operating leverage Effectively manage cash and optimize capital structure Our Strategic Priorities and Objectives 1 2 3 4

27 Exclusively Foot & Ankle